                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                               ------------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 1, 1998

                            THE HAIN FOOD GROUP, INC.
                    --------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       0-22818                  22-3240619
---------------------------        -------------            -----------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)




       50 Charles Lindbergh Boulevard
       Uniondale, New York                                       11553
      ----------------------------------------                ------------
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (516) 237-6200
                                                   ---------------


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Item 2.  Acquisition or Disposition of Assets.

     (a) On July 1, 1998, Hain Acquisition Corp., a Delaware corporation (the "Hain Acquisition") and wholly owned subsidiary of The Hain Food Group, Inc. ("Parent" or the "Registrant"), pursuant to (i) the Agreement and Plan of Merger, dated April 24, 1998, by and between Parent and Arrowhead Mills, Inc. ("AMI"), as amended (the "AMI Merger Agreement"), and
(ii) the Agreement and Plan of Merger, dated April 24, 1998, by and between Parent and Garden of Eatin', Inc. ("GOE"), as amended (the
"GOE Merger Agreement"), each of AMI and GOE merged with and into Hain Acquisition (together the "Mergers"). Subsequent to the Mergers, Hain Acquisition changed its name to Arrowhead Mills, Inc. ("New AMI").

     As provided in the AMI Merger Agreement, each outstanding share of the common stock, par value $.01 per share, of AMI ("AMI Common Stock") was converted into the right to receive (i) 2.2702 shares of common stock, par value $.01 per share, of Parent ("Hain Common Stock") and (ii) $20.95. As provided in the GOE Merger Agreement each outstanding share of the common stock, par value $.01 per share, of GOE ("GOE Common Stock") was converted into the right to receive (i) 19.428 shares of Hain Common Stock and (ii) $112.95. Holders of AMI Common Stock or GOE Common Stock who would have received fractional shares of Hain Common Stock instead received an amount in cash equal to the product of the fractional share interest and $23.1625, the average closing price of shares of Hain Common Stock as reported on the National Market System of The Nasdaq Stock Market, Inc. for the 10 trading days ending June 24, 1998.

     Parent expects to issue up to 1,716,111 shares of Hain Common Stock to holders of AMI Common Stock and GOE Common Stock as stock consideration.

     In connection with the Mergers, Hain entered into its Third Amended and Restated Revolving Credit and Term Loan Agreement with IBJ Schroder Bank & Trust Company, as issuer and agent for the lenders named therein (as amended, the "Credit Facility"). Under the Credit Facility, the term loan portion is $60.0 million (increased from $18.6 million) and the revolving line of credit is $15.0 million.

     Parent funded the cash consideration paid to holders of AMI Common Stock and GOE Common Stock through borrowings under the Credit Facility.

     (b) Assets constituting plant, equipment or other physical property acquired by the Parent (through its wholly owned subsidiary Hain Acquisition) in the Mergers were used by AMI in manufacturing. At the present time, Parent intends to use these assets in the same manner in which they were used prior to the Mergers.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

     The financial statements required by this Item will be filed by Parent by amendment to this Current Report on Form 8-K no later than September 15, 1998.

(b) Pro forma financial information.

     The pro forma financial statements required by this Item will be filed by Parent by amendment to this Current Report on Form 8-K no later than September 15, 1998.

(c) Exhibits.

     (2.1) Agreement and Plan of Merger by and between The Hain Food Group, Inc. and Arrowhead Mills, Inc. dated April 24, 1998. (Incorporated by reference to Annex A to Parent's Registration Statement on Forms S-4/S-3, File No. 333-56319).

     (2.2) Agreement and Plan of Merger by and between The Hain Food Group, Inc. and Garden of Eatin', Inc. dated April 24, 1998. (Incorporated by reference to Annex B to Parent's Registration Statement on Forms S-4/S-3, File No. 333-56319).

     (2.3) First Amendment to Agreement and Plan of Merger by and between The Hain Food Group, Inc. and Arrowhead Mills, Inc. dated June 25, 1998. (Incorporated by reference to Exhibit 2.6 to Parent's Registration Statement on Forms S-4/S-3, File No. 333-56319).

     (2.4) First Amendment to Agreement and Plan of Merger by and between The Hain Food Group, Inc. and Garden of Eatin', Inc. dated June 25, 1998. (Incorporated by reference to Exhibit 2.5 to Parent's Registration Statement on Forms S-4/S-3, File No. 333-56319).

     (2.5) Voting Agreement and Irrevocable Proxy between The Hain Food Group, Inc. and Alexander Dzieduszycki, The George Dana Sinkler, Jr. Revocable Living Trust and TSG2 L.P. dated April 24, 1998 (Incorporated by reference to Exhibit 2.3 to Parent's Registration Statement on Form S-4/S-3, File No. 333-56319).

     (2.6) Voting Agreement and Irrevocable Proxy between The Hain Food Group, Inc. and TSG2 L.P. and Al H. Jacobson dated April 24, 1998
(Incorporated by reference to Exhibit 2.4 to Parent's Registration Statement on Form S-4/S-3, File No. 333-56319).



     (99.1) Press release of Parent dated July 1, 1998.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE HAIN FOOD GROUP, INC.

Dated:  July 14, 1998                  By: /s/ Jack Kaufman
                                           ---------------------------
                                           Jack Kaufman
                                           Chief Financial Officer




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                                  EXHIBIT INDEX

Number  Description
------  -----------

(2.1)   Agreement and Plan of Merger by and between The Hain Food Group, Inc.
        and Arrowhead Mills, Inc. dated April 24, 1998. (Incorporated by reference to Annex A to Parent's Registration Statement on Forms
        S-4/S-3, File No. 333-56319).

(2.2)   Agreement and Plan of Merger by and between The Hain Food Group, Inc.
        and Garden of Eatin', Inc. dated April 24, 1998. (Incorporated by reference to Annex B to Parent's Registration Statement on Forms
        S-4/S-3, File No. 333-56319).

(2.3)   First Amendment to Agreement and Plan of Merger by and between The Hain
        Food Group, Inc and Arrowhead Mills, Inc. dated June 25, 1998.
        (Incorporated by reference to Exhibit 2.6 to Parent's Registration
        Statement on Forms S-4/S-3, File No. 333-56319).

(2.5)   First Amendment to Agreement and Plan of Merger by and between The Hain
        Food Group, Inc and Garden of Eatin', Inc. dated June 25, 1998.
        (Incorporated by reference to Exhibit 2.5 to Parent's Registration
        Statement on Forms S-4/S-3, File No. 333-56319).

(2.5)   Voting Agreement and Irrevocable Proxy between The Hain Food
        Group, Inc. and Alexander Dzieduszycki, The George Dana Sinkler, Jr.
        Revocable Living Trust and TSG2 L.P. dated April 24, 1998 (Incorporated by reference to Exhibit 2.3 to Parent's Registration Statement on Form S-4/S-3,
        File No. 333-56319).

(2.6)   Voting Agreement and Irrevocable Proxy between The Hain Food
        Group, Inc. and TSG2 L.P. and Al H. Jacobson dated April 24, 1998
        (Incorporated by reference to Exhibit 2.4 to Parent's Registration Statement on Form S-4/S-3, File No. 333-56319).

(99.1)  Press release of Parent dated July 1, 1998.
